UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

KRAKacquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43073	98-1875195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Adams Dr #1630 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 538-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, and one-fourth of one redeemable warrant	KRAQU	NASDAQ
Class A ordinary shares, par value $0.0001 per share	KRAQ	NASDAQ
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	KRAQW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On January 29, 2026, KRAKacquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with NCTK Sponsor LLC (the “Sponsor”) of 2,250,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $345,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the holders of the Company’s public shareholders and the underwriters with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to the permitted withdrawals as further described in the prospectus contained in the Company's registration statement on Form S-1 (File No. 333-292681) and to the withdrawal from interest earned on the Offering Proceeds in the trust account to fund income taxes payable, or upon the redemption by public stockholders of Class A ordinary shares in connection with certain amendments to the Company’s second amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of January 29, 2026 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of January 29, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2026
KRAKACQUISITION CORP

By:	/s/ Ravikant Tanuku
Name:	Ravikant Tanuku
Title:	Chief Executive Officer